UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 3, 2005
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL III CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


               COLORADO            000-30023           84-1491676
            --------------        -----------     ---------------------
               State of           Commission          IRS Employer
            incorporation         File Number     Identification Number

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)

                      P. O. Box 461029, Glendale, CO 80220
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on May 3, 2005, the Registrant dismissed Schwartz Levitsky Feldman LLP by declining to renew the engagement of Schwartz Levitsky Feldman LLP as the independent accountant engaged to audit the financial statements of the Registrant and engaged Jewett, Schwarz & Associates as its new independent registered public accounting firm for fiscal year ending December 31, 2005.

Schwartz Levitsky Feldman LLP performed the audit of the Registrant's financial statements for year ending December 31, 2004. During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with Schwartz Levitsky Feldman LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Schwartz Levitsky Feldman LLP's satisfaction would have caused Schwartz Levitsky Feldman LLP to make reference to this subject matter of the disagreements in connection with Schwartz Levitsky Feldman LLP's report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended; except that the financial statements for the Registrant for the fiscal year ended December 31, 2003 did contain an adverse opinion in that Schwartz Levitsky Feldman LLP raised the uncertainty expressed by previous auditors that the Company will continue as a going concern.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by Schwartz Levitsky Feldman LLP, a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Schwartz Levitsky Feldman LLP was approved by the Registrant's Board of Directors.

The audit reports of Schwartz Levitsky Feldman LLP for the Registrant's year ending on December 31, 2004 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

The Registrant has requested Schwartz Levitsky Feldman LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         (b) Effective on May 3, 2005 the Registrant has engaged Jewett, Schwarz & Associates as the new principal accountant to audit its financial statements. The decision to engage Jewett, Schwarz & Associates was approved by the Registrant's Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  Exhibits

The Registrant has requested Schwartz Levitsky Feldman LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. Upon receipt, a copy of such letter will be filed as Exhibit 16.1 to Form 8-K/A in accordance with Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OSK CAPITAL III CORP.


DATE: May 18, 2005                              /s/ Francis Mailhot
                                                ------------------------
                                                Francis Mailhot
                                                Director
                                                OSK CAPITAL III CORP.